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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 28, 2001
                                                         -----------------



                               BRM HOLDINGS, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


       DELAWARE                    0-25372                    52-1906050
       --------                    -------                    ----------
   (State or Other               (Commission               (I.R.S. Employer
   Jurisdiction of               File Number)             Identification No.)
    Incorporation)




                    P.O. Box 710040, HERNDON, VIRGINIA 20171
                    ----------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (703) 860-5390
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

     BRM Holdings, Inc. (the "Company"), formerly known as US Office Products Company, is filing herewith the Monthly Operating Report of the Debtors for the period October 28, 2001 through November 24, 2001 (the "Monthly Operating Report"). The Company filed this Monthly Operating Report with the United States Bankruptcy Court for the District of Delaware on January 3, 2002 in connection with the Company's ongoing proceeding under Chapter 11 of the United States Bankruptcy Code, Case No. 01-00646-PJW.

     As previously reported, the Company's Plan of Reorganization became effective on December 28, 2001 (the "Effective Date"). The Company, through its claims paying agent Bankruptcy Management Corporation, paid a total of $8,967,809.91 to creditors on the Effective Date. These payments included the following types of claims:

         Administrative Claims                         $1,620,424.09
         Priority Tax Claims                               19,048.19
         General Unsecured Claims                       7,273,413.12
         Other Priority Claims                             54,924.51
                                                       ---------------
                     Total                             $8,967,809.91
                                                       ===============


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b) Not Applicable.

     (c) The following exhibit is filed herewith:

          99 Monthly Operating Report for the period October 28, 2001 through November 24, 2001*

          * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.


                                      -2-
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BRM HOLDINGS, INC.


Date: January 14, 2002                         By:  /s/ Kevin J. Thimjon
                                                    ----------------------------
                                                    Kevin J. Thimjon
                                                    Chief Restructuring Officer


                                      -3-
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                                  EXHIBIT INDEX

           Exhibit
            Number         Description of Exhibit
         ---------         ---------------------------------------------------
              99           Monthly Operating Report for the period October 28,
                           2001 through November 24, 2001*

          * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.